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                                                                    Exhibit 32.0

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Steel City Products, Inc., a Delaware corporation (the "Company"), does hereby certify that:

         The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly represents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 10, 2003                              /s/ Terrance W. Allan
                                                      -----------------------
                                                      Terrance W. Allan
                                                      Chief Executive Officer


Dated:   August 10, 2003                              /s/  Maarten D. Hemsley
                                                      -----------------------
                                                      Maarten D. Hemsley
                                                      Chief Financial Officer


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